SUBSEQUENT EVENTS	15 Months Ended
Aug. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 10 – SUBSEQUENT EVENTS

On September 27, 2024, we entered into a Standby Equity Financing Agreement (SECA) with Mac Rab, LLC. Pursuant to the SECA said shareholder has committed to purchase up to $1.25 million of our common stock. The per share purchase price for the shares that we may sell under the SECA will fluctuate based on the price of our common stock and will be equal to 80% of the average of the two (2) lowest volume weighted average prices of the Company’s Common Stock on OTC Pink during the five (5) Trading Days immediately following the Clearing Date. Depending on market liquidity at the time, sales of such shares may cause the trading price of our common stock to fall.